SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT


     PURSUANT TO SECTION 13 OR 15(D) OF THE SECURITIES EXCHANGE ACT OF 1934

       DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED): AUGUST 25, 2004



                          GOLDEN SPIRIT MINERALS LTD.

                          (EXACT NAME OF REGISTRANT AS
                           SPECIFIED IN ITS CHARTER)

                      DELAWARE                              000-26101

   (STATE OR OTHER JURISDICTION OF INCORPORATION)    (COMMISSION FILE NUMBER)

                                   52-2132622

                                 (IRS EMPLOYER
                              IDENTIFICATION NO.)


      1288 ALBERNI STREET, SUITE 806, VANCOUVER, BRITISH COLUMBIA, CANADA

                    (ADDRESS OF PRINCIPAL EXECUTIVE OFFICES)
                                    V6E 4R8

                                   (ZIP CODE)
                         REGISTRANT'S TELEPHONE NUMBER,
                      INCLUDING AREA CODE:  (604) 664-0484


===============================================================================

SECTION 5 - CORPORATE GOVERNANCE AND MANAGEMENT

ITEM 5.03 AMENDMENTS TO ARTICLES OF INCORPORATION OR BYLAWS.

On August 24, 2004, the Registrant held a Special Meeting whereby the Board of Directors, by unanimous consent, authorized the following amendments to its Articles of Incorporation:

Name Change. The Registrant announces that subject to shareholder approval , the change of the Registrant's name from Golden Spirit Minerals Ltd. to "Golden Spirit Mining Ltd." in accordance with Section 242 of the General Corporation Law of Delaware. Upon shareholder approval, the Registrant will file a Certificate of Amendment to its Articles of Incorporation with the Secretary of State of Delaware changing its name to Golden Spirit Mining Ltd.

Increase in authorized capital. The Registrant's authorized common capital stock consists of 100,000,000 shares of common stock with $0.0001 par value per share. Upon shareholder approval,the Registrant will increase the authorized capitalization from 100,000,000 shares with a par value of $0.001 per share to 500,000,000 shares with a par value of $.0001 per share in accordance with
Section 242 of the General Corporation Law of Delaware. Upon shareholder approval, the Registrant will file a Certificate of Amendment to its Articles of Incorporation with the Secretary of State of Delaware increasing the authorized capital from 100,000,000 shares of common stock to 500,000,000 shares of common stock.

Change of Symbol and CUSIP Number. Commensurate with the name change, the Registrant will take the necessary steps to change its symbol and CUSIP Number.


SECTION 8 - OTHER EVENTS

ITEM 8.01 Other Events

On August 24, 2004, the Registrant held a Special Meeting whereby the Board of Directors, by unanimous consent, authorized a ten percent (10%) dividend of the Company's common stock for shareholders of record as of September 30, 2004. The distribution should be complete by the end of October 2004.

With this, the Company wishes to thank all its shareholders, both past shareholders of 2UOnline.com, Inc., and new and existing common shareholders, for supporting the Company's efforts in the development of the company's mining properties in North America and Australia.

Once all necessary approvals have been obtained for the stock dividend, the transfer agent will mail a new certificate representing an additional ten percent (10%) of holdings to all shareholders of record as of September 30, 2004.



SECTION 9.01  EXHIBITS.

(c)  Exhibits

Exhibit No.     Description
-----------     -----------
99.01           Press Release


SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on behalf of the undersigned, thereunto duly authorized.

Golden Spirit Minerals Ltd.

 By:/s/: Robert Waters
  ----------------------
 Robert Klein, President

DATED:  August 25, 2004